PSYOP

INVESTOR PRESENTATION / MAY 2008

PLAY VIDEO ▶

VIDEO CAN BE SEEN AT:
www.psyop.tv/press/presentation

SLIDE SHOW PRESENTATION

The attached slide show was filed with the Securities and Exchange Commission as part of the Form 8-K by Fortissimo Acquisition Corp. ("Fortissimo") on May 21, 2008. Fortissimo is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Fortissimo's securities, regarding its proposed business combination with Psyop, Inc. ("Psyop") and its affiliated company, Psyop Services, LLC, as described in the Form 8-K filed on May 21, 2008 and the Form 8-K's filed on January 15, 2008 and May 13, 2008. The attached slideshow as well as the Form 8-K, will be distributed to attendees of these presentations.

EarlyBirdCapital, Inc., representative of the underwriters of Fortissimo's initial public offering consummated in October 2006, is assisting Fortissimo in these efforts without charge, other than the reimbursement of its out-of-pocket expenses. Fortissimo, EarlyBirdCapital, Inc. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Fortissimo stockholders to be held to approve the business combination.

Stockholders of Fortissimo and other interested persons are advised to read Fortissimo's preliminary Proxy Statement, filed with the SEC on February 13, 2008 and as amended on May 13, 2008, as well as Fortissimo's definitive Proxy Statement, when available, in connection with Fortissimo's solicitation of proxies for special meeting because these proxy statements contain important information. Such persons can also read Fortissimo's final Prospectus, dated October 11, 2006, for a description of the security holding of Fortissimo's officers and directors and their respective interests in the successful consummation of this business combination. The definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain a copy of the definitive Proxy Statement , without charge, by directing a request to : Fortissimo Acquisition Corp., 14 Hamelacha Street, Park Afek, Rosh Ha'ayin Israel 48091. The preliminary Proxy Statement and definitive Proxy Statement, once available, can also be obtained without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements about Fortissimo, Psyop and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are based upon the current beliefs and expectations of Fortissimo's and Psyop's management, and are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Several factors could cause actual results to differ from those set forth in the forward-looking statements including the risks detailed in Fortissimo's filings with the Securities and Exchange Commission, including the Preliminary Proxy Statement relating to the proposed acquisition of Psyop, as well as Fortissimo's reports on Form 10-KSB and Form 10-Q, each of which is available at http://www.sec.gov. The information contained in this presentation, as well as any oral statements made relating to the information contained in this presentation, should be understood in light of such risks.

PSYOP VALUE PROPOSITION

- **Award winning leader** in high-end, design & animation-based content creation catering to the advertising and marketing industry
- Addressing a **growing market** niche of entertaining, narrative-driven messages
- Masters of cutting-edge digital applications with proven ability to **manage projects creatively and logistically** from inception to completion
- **Proven record** of creating compelling ads that win the repeat business of the world's biggest brands

PSYOP IS WELL POSITIONED TO TAKE ADVANTAGE OF THE NEW MEDIA LANDSCAPE

ADVERTISING AND MARKETING CHALLENGE

- Media Overload
- Fragmentation
- Consumer Control
- New Media
- Messages need to be more relevant and accurately targeted

PSYOP CONTENT

- Stands Out
- Entertains
- Captivates
- Design with Meaning
- Strongly Branded
- Media Neutral

THREE BUSINESS SEGMENTS

Segment	Description	% of Revenue
PSYOP	Design-led full service, high-end 2D/3D content creation for the advertising market	70%
MASSMARKET	Visual effects catering to agencies and production companies	20%
BLACKLIST	Partner channel for mid-range advertising content. Blacklist gets 20% for branding and project management	10%

HIRED TO HELP BUILD THE WORLD'S BIGGEST BRANDS

SELECTED BRANDS

BUSINESS FROM BLUE CHIP ADVERTISING AGENCIES

REVENUES FOR SELECTED AGENCIES FISCAL YEAR 2007 / $ MILLION

AGENCY	PROJECTS	REVENUE
WIEDEN + KENNEDY	Coca-Cola, NBA, EA Games, Partnership for Drug Free America	5.0
BBDO	Bank of America, Aquafina, Mountain Dew, Ebay, GE, Pepsi, Sierra Mist, Target, Mercedes-Benz, Guinness, Campbell's	3.9
JWT	HSBC, Adidas, Caress, L.L.Bean	3.8
DDB	Safeway	2.8
Ogilvy	Fanta	1.8
TBWA	Infiniti, Martel, Starburst	1.8
LOWE WORLDWIDE	Unilever, GMC, XM Radio	0.8

RECOGNIZED AS AN INDUSTRY LEADER

SELECTED AWARDS

2001	2002	2003	2004	2005	2006	2007
D&AD	promaxbda	promaxbda AICP	AICP CLIO I.D.	promaxbda AICP	AICP	promaxbda AICP D&AD DESIGN LIFE NOW National Design Triennial 2006 CLIO CANNES LIONS LIVE I.D. THE ONE CLUB The Art Directors Club PRIMETIME EMMYS 2007 INTERNATIONAL ANDY AWARDS

RECOGNIZED AS AN INDUSTRY LEADER

SELECTED AWARDS

2001 | 2002 | 2003 | 2004 | 2005 | 2006 | **2007**

"An unequaled celebration of the creative value of commercial filmmaking and a dynamic presentation of art in the service of commerce." Work enters the Museum of Modern Art as the best of the year.

"Brings together the experimental designs and emerging ideas at the center of American culture from 2003 to 2006".

The world's most coveted advertising awards

Since 1954, recognizing the best in design

Recognizing excellence within various areas of the television industry (Nomination)

AICP

DESIGN LIFE NOW
NATIONAL DESIGN TRIENNIAL 2006

CANNES LIONS LIVE

I.D.

PRIMETIME EMMYS

PSYOP GROWTH PLAN
LEVERAGING THE PSYOP BRAND

- Capitalize on New Media expansion
  Explosion of content requirements and increasing need for quality
  - Internet
  - Branded content & entertainment
  - Video games
  - Mobile devices
- Attracting and retaining top talent
- Geographic expansion
- Technology Investment
- Fragmented market – M&A opportunities

SEASONED MULTI-DISCIPLINED LEADERSHIP TEAM

	ROLE	PREVIOUS EXPERIENCE	EXPERTISE	JOINED
JUSTIN BOOTH-CLIBBORN	CEO	Method, Spontaneous, Agencies	Production, Strategy	2001
THOMAS BOYLE	CFO	MDC, DoubleClick, Symbol	Finance	2008
SANDY SELINGER	VP FINANCE & OPERATIONS	Accenture	Operations	2000
EBEN MEARS	CREATIVE DIRECTOR	MTV, USA Networks	2D, Technology	Founder
MARCO SPIER	CREATIVE DIRECTOR	MTV	3D	Founder
MARIE HYON	CREATIVE DIRECTOR	Nickelodeon	Art, Design	Founder
KYLIE MATULICK	CREATIVE DIRECTOR	Concept Amenities, Lee Hunt	Art, Design	Founder
TODD MUELLER	CREATIVE DIRECTOR	MTV, Sci-Fi Network	Art, Design, Branding	Founder
JUSTIN LANE	MASSMARKET EP	Method, Black Logic	Production, Sales	2004
CHRIS STAVES	MASSMARKET CD	Method, 525	Composite	2004
ADINA SALES	BLACKLIST EP	Y&R, Merkley+Partners	Production, Sales	2006

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS



$10.7
$0.0
$1.3
$15.8
- $0.3
$1.4
$25.4
$0.9
$2.0
2005
2006
2007
Revenues
Operating Income (loss)
EBITDA (Pro-Forma)

FINANCIAL HIGHLIGHTS
2005-2007 ($M)

	2005	2006	2007
Revenues	$10.7	$15.8	$25.4
Growth %	*21%*	*47%*	*60%*
Gross Profit	$2.6	$3.5	$4.8
EBITDA (Pro-forma)	$1.3	$1.4	$2.0

EBITDA RECONCILIATION TO GAAP INCOME STATEMENT:

Annual 2005–2007 ($)

	2005	2006	2007
Revenue	10,738,824	15,828,334	25,357,812
Revenue Growth	21.0%	47.4%	60.2%
COGS	8,107,719	12,325,656	20,580,935
Gross Profit	2,631,105	3,502,678	4,776,877
SG&A	2,622,434	3,823,980	3,888,842
Operating Income (Loss)	8,671	(321,302)	888,035
Other Expense, net	(88,891)	(64,265)	(40,420)
Income Tax (Expense) Benefit	33,148	77,782	(315,245)
Net Income (Loss)	(47,072)	(307,785)	532,370
Reconciliation to EBITDA			
Interest Expense, Net	96,591	76,584	40,420
Depreciation and Amortization	339,238	460,636	704,285
Income Tax Expense (Benefit)	(33,148)	(77,782)	315,245
EBITDA	355,609	151,653	1,592,320
Pro-Forma EBITDA			
Payment to Shareholders	900,000	1,200,000	--
Deal Expenses	--	--	409,779
Pro-Forma EBITDA	1,255,609	1,351,653	2,002,099

THE TRANSACTION

- Fortissimo SPAC is acquiring Psyop Inc.
  - Merger agreement signed January 2008,
    - Amended in May 2008 (converting up front cash payment of $6 million to earn out)
  - Transaction expected to close Q3 2008
- Terms of Transaction
  - Acquisition cost of $23.4 million at closing
  - $19.3 million in FSMO shares and $4.1 million in cash

THE TRANSACTION
(CONTINUED)

- Performance cash bonus:
  - $2.7 to $3.0 million for meeting 90% to 100% 2008 EBITDA target
  - $2.7 to $3.0 million for meeting 90% to 100% 2009 EBITDA target

- Additional earn-out of $11 million (2/3 equity, 1/3 cash) for achieving 2008/09/10 revenues and EBITDA targets

YEAR	REVENUES ($M)	EBITDA* ($M)	THRESHOLD RANGE
2008	$31.0	$4.7	90%-125%
2009	$48.0	$7.0	85%-125%
2010	$59.0	$10.0	85%-125%

- Up to $10 million in cash in the event that public warrants are exercised

- Adjusted EBITDA for 2008 is adjusted to exclude up to $1.45 million of costs associated with (i) the closing of the business combination and being a public company, (ii) opening of LA office and (iii) new business initiatives.

Transaction price represents a 6x multiple of 2008 Adjusted EBITDA Target

KEY TAKEAWAYS

- Digital media explosion and internationally expanding market
- Well-positioned within a fragmented industry
- Mastery of advanced digital applications and award winning creative concepts
- World-class client base garnering repeat business
- Continued sustainable growth


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